For period ending June 30, 2009    Exhibit 77O

File number 8116637

FORM 10f3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds  UBS Dynamic Alpha Fund___                                         ___

Name of Adviser or SubAdviser: UBS Global Asset Management (America) Inc.

1. Issuer: Mead Johnson Nutrition CoA

2. Date of Purchase: 02/10/2009         3.  Date offering commenced:  02/10/2009

4. Underwriter(s) from whom purchased: Morgan Stanley & Co

5. Affiliated Underwriter managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    250,000 shares

7. Aggregate principal amount or total number of shares of offering:   34,500,000 shares

8. Purchase price (net of fees and expenses):  $24.00

9. Initial public offering price per unit or share:  $24.00

10. Commission, spread or profit:    % $0.72

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 3/4/09
Print Name: Jim Malles

For period ending June 30, 2009    Exhibit 77O

File number 8116637

FORM 10f3
Registered Domestic Securities and Government Securities

Fund:  _ The UBS Funds_ UBS Global Equity Fund                                      ___

Name of Adviser or SubAdviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Mead Johnson Nutrition CoA

2. Date of Purchase:   02/10/2009         3. Date offering commenced:  02/10/2009

4. Underwriter(s) from whom purchased:  Morgan Stanley & Co.

5. Affiliated Underwriter managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    250,000 shares

7. Aggregate principal amount or total number of shares of offering:    34,500,000 shares

8. Purchase price (net of fees and expenses):  $24.00

9. Initial public offering price:  $24.00

10. Commission, spread or profit:        %  0.72

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles Date: 3/4/09
Print Name:  Jim Malles

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS U.S. Large Cap Growth Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mead Johnson CoA
2.  Date of Purchase:  02/10/2009            3.  Date offering commenced: 02/10/2009
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  250,000 shares (
7.  Aggregate principal amount or total number of shares of offering:  34,500,000 shares
8.  Purchase price (net of fees and expenses):  $24.00
9.  Initial public offering price:  $24.00
10.  Commission, spread or profit:  __________%              0.72
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Jim Malles  Date: 3/4/09
Print Name: Jim Malles

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS Absolute Return Bond Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Cisco Systems 4.95% 02/15/2019
2.  Date of Purchase:  02/09/2009             3.  Date offering commenced: 02/092009
4.  Underwriter(s) from whom purchased:  Goldman Sachs, London
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $9,977,400 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,995,480,000
8.  Purchase price (net of fees and expenses):  $99.774
9.  Initial public offering price:  $99.774
10.  Commission, spread or profit:  __________%              0.554
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Tim Winstone  Date: 4 March 2009
Print Name: Tim Winstone

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS High Yield Fund
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Inergy LP Fin 8 3/4% due 03/01/2015
2.  Date of Purchase:  01/28/2009             3.  Date offering commenced: 01/28/2009
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $2,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $202,929,750,000
8.  Purchase price (net of fees and expenses):  $90.191
9.  Initial public offering price:  $90.191
10.  Commission, spread or profit:  __________%              0.554
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 01/30/2009
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS High Yield FundFund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  El Paso Corp 8 1/4 due 02/15/2016
2.  Date of Purchase:  02/04/2009             3.  Date offering commenced: 02/04/2009
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. Inc.
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $4,000,000(Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $477,675,000,000
8.  Purchase price (net of fees and expenses):  $95.535
9.  Initial public offering price:  $95.535
10.  Commission, spread or profit:  _____1_____%              $ ___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 2/13/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS U.S. Bond Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Citigroup Funding Inc. 1 1/2% due 7/12/2011
2.  Date of Purchase:  06/25/2009             3.  Date offering commenced: 06/25/2009
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Hldgs.
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $9,993,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $1,748,775,000
8.  Purchase price (net of fees and expenses):  $99.93
9.  Initial public offering price:  $99.93
10.  Commission, spread or profit:  ______N/A____%              $_______________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Justin C. Tabbellione  Date: 4 March 2009
Print Name: Justin C. Tabbellione

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS High Yield Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Cricket Communications, Inc. 7 3/4% due 05/15/2016
2.  Date of Purchase:  05/28/2009             3.  Date offering commenced: 05/282009
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $3,845,360 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,057,474,000
8.  Purchase price (net of fees and expenses):  $96.134
9.  Initial public offering price:  $96.134
10.  Commission, spread or profit:  2%              $__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 6/25/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS High Yield Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Host Hotels  & Resorts LP 9% due 5/15/2017
2.  Date of Purchase:  05/05/2009             3.  Date offering commenced: 05/05/2009
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $3,863,960 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $386,396,000
8.  Purchase price (net of fees and expenses):  $96.599
9.  Initial public offering price:  $96.599
10.  Commission, spread or profit:  2%              $__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 5/29/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS High Yield Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Qwest Corporation 8.375% due 5/1/2016
2.  Date of Purchase:  04/07/2009             3.  Date offering commenced: 04/07/2009
4.  Underwriter(s) from whom purchased:  JP Morgan Securities
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,849,960 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $749,696,290
8.  Purchase price (net of fees and expenses):  $92.498
9.  Initial public offering price:  $92.498
10.  Commission, spread or profit:  2%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Shu Yang Tan  Date: 7/23/09
Print Name: Shu Yang Tan

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS Global Equity Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wells Fargo & Co.
2.  Date of Purchase:  05/08/2009            3.  Date offering commenced: 05/08/2009
4.  Underwriter(s) from whom purchased:  J.P. Morgan Chase
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  1,300,000 shares
7.  Aggregate principal amount or total number of shares of offering:  392,150,000 Shares
8.  Purchase price (net of fees and expenses):  $22.00
9.  Initial public offering price:  $22.00
10.  Commission, spread or profit:  __________%              $ 0.2772
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Robert A. Durante  Date: 6/9/09
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS International Equity Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Sumitomo Mitsui Financial GR
2.  Date of Purchase:  06/23/2009            3.  Date offering commenced: 06/23/2009
4.  Underwriter(s) from whom purchased:  Daiwa Securities
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  16,500 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $204,400,000 shares
8.  Purchase price (net of fees and expenses):  JPY 3,928
9.  Initial public offering price:  JPY 3,928
10.  Commission, spread or profit:  __________%              0.554
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Nicholas Melhuish  Date: 27/7/09
Print Name: Nicholas Melhuish

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS Globall Equity Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Sumitomo Mitsui Financial GR
2.  Date of Purchase:  06/23/2009            3.  Date offering commenced: 06/23/2009
4.  Underwriter(s) from whom purchased:  Daiwa Securities
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  16,500 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $204,400,000 shares
8.  Purchase price (net of fees and expenses):  JPY 3,928
9.  Initial public offering price:  JPY 3,928
10.  Commission, spread or profit:  __________%              0.554
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Nicholas Melhuish  Date: 27/7/09
Print Name: Nicholas Melhuish

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS U.S. Equity Alpha Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wells Fargo & Co.
2.  Date of Purchase:  05/08/2009            3.  Date offering commenced: 05/08/2009
4.  Underwriter(s) from whom purchased:  J.P. Morgan Chase
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  1,300,000 shares
7.  Aggregate principal amount or total number of shares of offering:  392,150,000 Shares
8.  Purchase price (net of fees and expenses):  $22.00
9.  Initial public offering price:  $22.00
10.  Commission, spread or profit:  __________%              $ 0.2772
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Robert A. Durante  Date: 6/9/09
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS Global Allocation Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wells Fargo & Co.
2.  Date of Purchase:  05/08/2009            3.  Date offering commenced: 05/08/2009
4.  Underwriter(s) from whom purchased:  J.P. Morgan Chase
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  1,300,000 shares
7.  Aggregate principal amount or total number of shares of offering:  392,150,000 Shares
8.  Purchase price (net of fees and expenses):  $22.00
9.  Initial public offering price:  $22.00
10.  Commission, spread or profit:  __________%              $ 0.2772
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Robert A. Durante  Date: 6/9/09
Print Name: Robert A. Durante

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS Globall Allocation Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Sumitomo Mitsui Financial GR
2.  Date of Purchase:  06/23/2009            3.  Date offering commenced: 06/23/2009
4.  Underwriter(s) from whom purchased:  Daiwa Securities
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  16,500 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $204,400,000 shares
8.  Purchase price (net of fees and expenses):  JPY 3,928
9.  Initial public offering price:  JPY 3,928
10.  Commission, spread or profit:  __________%              0.554
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Nicholas Melhuish  Date: 27/7/09
Print Name: Nicholas Melhuish

For period ending June 30, 2009     Exhibit 77O

File number 8116637

FUND:  _ The UBS Funds  UBS U.S. Large Cap Value Equity Fund________
Name of Adviser or SubAdviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wells Fargo & Co.
2.  Date of Purchase:  05/08/2009            3.  Date offering commenced: 05/08/2009
4.  Underwriter(s) from whom purchased:  J.P. Morgan Chase
5.  Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  1,300,000 shares
7.  Aggregate principal amount or total number of shares of offering:  392,150,000 Shares
8.  Purchase price (net of fees and expenses):  $22.00
9.  Initial public offering price:  $22.00
10.  Commission, spread or profit:  __________%              $ 0.2772
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be qualified institutional buyers (QIBs).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved: /s/ Robert A. Durante  Date: 6/9/09
Print Name: Robert A. Durante